Exhibit 10.9

July 13, 2016

NioCorp Developments Ltd.

7000 South Yosemite Street, Suite115
Centennial, CO 80112

Attention: John F. Ashburn Jr., Vice President & General Counsel

Dear Sirs/Mesdames:

Re:	Amending Agreement - Loan Agreement between NioCorp Developments Ltd. and Mark Smith

Pursuant to a loan agreement between NioCorp Developments Ltd. (the “Borrower”) and Mark Smith (the “Lender”) dated June 17th, 2015 (the “Loan Agreement”), the Lender advanced a loan to the Borrower on the terms and conditions set out therein.

The Borrower and the Lender wish to amend the Loan Agreement in the manner set forth herein.

INTERPRETATION

All words and expressions defined in the Loan Agreement have the same meaning when used herein. Reference to the Loan Agreement includes amendments thereto from time to time, including the amendments made by this amending agreement. All references herein to sections of or schedules to an agreement other than this amending agreement are to sections of and schedules to the Loan Agreement, unless otherwise expressly stated. Clause headings are for reference only.

EFFECTIVE DATE

The provisions of the Loan Agreement are amended as set out in this amending agreement effective as of June 16th, 2016, notwithstanding the actual date of execution of this amending agreement.

AMENDMENTS

1.	Section 1.1(h) of the Loan Agreement shall be deleted and replaced in its entirety with the following new Section 1.1(h):

“Term” means a period commencing on the Effective Date, being the date the Lender advanced the Principal to the Borrower, and expiring two years following the Effective Date.

MISCELLANEOUS

With the exception of the foregoing amendments, the Loan Agreement and general security agreement executed in connection therewith continue in full force and effect unamended.

This amending agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including by facsimile transmission or as a pdf attachment to an e-mail) shall constitute an original, but all such counterparts when taken together shall constitute one and the same instrument.

Please indicate your acceptance of this amending agreement by signing and returning the enclosed duplicate copy of this letter.

Yours truly,

MARK A. SMITH

/s/ Mark A. Smith

Accepted as of the 19th day of July, 2016.

NIOCORP dEVELOPMENTS lTD.

By:	/s/ John F. Ashburn Jr
Name: John F. Ashburn Jr.
Title: Vice President & General Counsel

LOAN AGREEMENT

THIS AGREEMENT made as of the 17th day of June, 2015 between NioCorp Developments Ltd., a corporation incorporated under the laws of British Columbia with an office at 7000 South Yosemite Street, Suite 115, Centennial, CO, USA 80112 (the “Borrower”) and Mark Smith, businessman of Highlands Ranch, CO, USA 80126 (the “Lender”).

WHEREAS:

A.       The Lender has agreed to make the Loan (as defined herein) available to the Borrower for the Borrower’s general working capital purposes; and

B.       The Borrower has agreed to repay the Loan to the Lender on the terms and conditions set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1.	INTERPRETATION

1.1.	Definitions

In this Agreement:

(a)       “Business Day” means any day except Saturday, Sunday, or a day that is a statutory holiday in Colorado;

(b)       “Due Date” has the meaning given to that term in Subsection 2.6 of this Agreement;

(c)       “Effective Date” means June 17th, 2015;

(d)       “Establishment Fee “ means the amount of $37,500, payable by the Borrower to the Lender in consideration of the advancement of the Principal;

(e)       “General Security Agreement” has the meaning given to that term in Subsection 2.2 of this Agreement;

(f)       “Loan” means the advance by the Lender to the Borrower of the Principal, together with interest thereupon as set out in Subsection 2.5 of this Agreement;

(g)       “Principal” means the principal amount of the Loan of $1,500,000 made hereunder; and

(h)       “Term” means a period commencing on the Effective Date, being the date the Lender advanced the Principal to the Borrower, and expiring one year following the Effective Date.

1.2.	Governing Law

This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties attorn to the jurisdiction of the Courts of the Province of British Columbia.

1.3.	Severability

If any provision of this Agreement is determined to be void or unenforceable in whole or in part, that provision will be deemed not to affect or impair the validity of any other provision of this Agreement and the void or unenforceable provision will be severable from this Agreement.

1.4.	Headings

The headings to the sections of this Agreement are inserted for convenience only and will not affect the construction of this Agreement.

1.5.	Cross References

Unless otherwise stated, a reference in this Agreement to a numbered or lettered section or subsection refers to the section or subsection of each part bearing that number or letter in this Agreement.

1.6.	Currency

All dollar amounts stated in this Agreement mean lawful money of the United States of America.

1.7.	Schedules

The following schedules are incorporated by reference to this Agreement and form a part of it:

Schedule	Description

A	General Security Agreement

2.	AMOUNT AND TERMS OF LOAN

2.1.	Advance of Loan

The Lender agrees to advance the Principal to the Borrower, and the Borrower hereby irrevocably authorizes and directs the Lender to advance the Principal on the Effective Date.

2.2.	Security

The Loan will be secured by a General Security Agreement (the “General Security Agreement”), in the form attached as Schedule “A”, over all of the present and after-acquired property of the Borrower, including all of the assets, and undertakings (other than real property), of whatever nature or kind and wheresoever situate and all proceeds thereof, which the Borrower will provide to the Lender as security for the repayment of the Loan and interest, if any outstanding, thereon.

2.3.	Registration

The General Security Agreement will be registered by the Lender in all jurisdictions and at all registries or public offices as the Lender may determine necessary or beneficial to perfect or protect its interest under the General Security Agreement.

2.4.	Discharge

Once the Borrower has satisfied all of its obligations under this Agreement, and the General Security Agreement has been terminated, the Lender will promptly discharge all charges and liens under the General Security Agreement and execute and deliver to the Borrower such other receipts, acknowledgements and other instruments as may be reasonably required to evidence the discharge of such charges and liens.

2.5.	Interest

The Borrower will pay interest to the Lender on the amount of Principal outstanding and on overdue interest at a rate equal to 10% per annum, calculated monthly in arrears, through to the date of repayment of the Loan. Interest on the Loan will be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.6.	Due Date of Loan

Any outstanding balance of the Loan, including accrued interest, shall be immediately due and payable by the Borrower to the Lender on the earlier of:

(a)       the expiry of the Term; or

(b)      the occurrence of an Event of Default, as defined in Section 7 hereof,

(the “Due Date”).

2.7.	Application of Payments

All payments under the Loan will be applied first in payment of interest accrued to the date of payment and secondly in payment of outstanding Principal. Any amount of Principal repaid by the Borrower prior to the Due Date will be subject to an early payment fee of 2.5% of the value of any such payment.

2.8.	Termination Fee

In the event this Agreement is terminated by mutual consent of the parties at any time prior to the advance of the Principal to the Borrower by the Lender, the Borrower shall pay to the Lender the amount of $15,000, in consideration of the Lender making the Principal available to the Borrower.

3.	CONDITIONS PRECEDENT

3.1       The obligations of the Lender under this Agreement are subject to the following conditions being satisfied on the Effective Date:

(a)       receipt by the Lender of the Establishment Fee;

(b)       receipt by the Lender of the General Security Agreement, duly executed by the Borrower in favour of the Lender;

(c)       the representations and warranties of the Borrower contained in this Agreement being true and correct as at the Effective Date; and

(d)       any required approvals of this Agreement having been obtained.

3.2       The obligations of the Borrower under this Agreement are subject to the following conditions being satisfied on the Effective Date:

(a)       the representations and warranties of the Lender contained in this Agreement being true and correct as at the Effective Date; and

(b)       all required approvals of this Agreement having been obtained.

4.	BORROWER’S REPRESENTATIONS AND WARRANTIES

4.1.	The Borrower represents and warrants to the Lender that:

(a)         it is a valid and subsisting corporation incorporated and in good standing under the laws of British Columbia;

(b)         the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to the Borrower, or of any agreement, written or oral, to which the Borrower may be a part or by which it is or may be bound;

(c)         the Borrower has duly signed and delivered this Agreement and this Agreement constitutes a legal, valid, and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms; and

(d)         the Borrower has the necessary power, capacity, right and authority to enter into and deliver this Agreement and to perform its obligations hereunder.

4.2.       All representations, warranties, covenants, and agreements made by the Borrower in this Agreement are deemed to have been relied on by the Lender despite any prior or subsequent investigation by the Lender and will survive the advance of the Loan and continue in full force and effect so long as any amount of the Loan remains outstanding and unpaid.

5.	LENDER’S REPRESENTATIONS AND WARRANTIES

5.1.	The Lender represents and warrants to the Borrower that:

(a)         the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to the Lender, or of any agreement, written or oral, to which the Lender may be a part or by which he is or may be bound;

(b)         the Lender has duly signed and delivered this Agreement and this Agreement constitutes a legal, valid, and binding agreement of the Lender enforceable against the Lender in accordance with its terms; and

(c)         the Lender has the necessary power, capacity, right and authority to enter into and deliver this Agreement and to perform his obligations hereunder.

5.2        All representations, warranties, covenants, and agreements made by the Lender in this Agreement are deemed to have been relied on by the Borrower despite any prior or subsequent investigation by the Borrower and will survive the advance of the Loan and continue in full force and effect so long as any amount of the Loan remains outstanding and unpaid.

6.	COVENANTS OF BORROWER

6.1.	The Borrower covenants and agrees that so long as any monies are outstanding under the Loan, it will:

(a)         repay, or cause to be repaid, the Loan and all other monies required to be paid to the Lender in accordance with this Agreement; and

(b)         duly observe and perform all covenants and agreements set forth in this Agreement.

7.	DEFAULT

7.1.        The Principal amount of the Loan outstanding, plus all interest, costs and all other money owing to the Lender under this Agreement shall immediately become payable upon demand by the Lender, unless otherwise waived in writing by the Lender, in any of the following events (each an “Event of Default”):

(a)         if the Borrower shall default in any payment of Principal, interest or other amount when the same is required hereunder and such default has continued for a period of seven (7) days after notice in writing has been given by the Lender to the Borrower specifying such default;

(b)         if the Borrower shall become insolvent or shall make a general assignment for the benefit of its creditors, or if an order be made or an effective resolution be passed for the winding-up, merger or amalgamation of the Borrower or if the Borrower shall be declared bankrupt or if a custodian or receiver be appointed for the Borrower under the Bankruptcy and Insolvency Act (Canada), or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers shall be appointed for the Borrower; or

(c)         if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default has continued for a period of seven (7) days after notice in writing has been given by the Lender to the Borrower specifying such default.

8.	MISCELLANEOUS

8.1.	Waiver or Modification

No failure or delay on the Lender’s part in exercising any power or right hereunder will operate as a waiver thereof nor will any single or partial exercise of that right or power preclude any other right or power under this Agreement. No amendment, modification, or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom will be effective unless it is in writing signed by the Lender. No notice to or demand on the Borrower will entitle the Borrower to any other or further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

8.2.	Amendments and Further Documents

The parties may not amend this Agreement except by document in writing signed by both parties, and the parties will sign any other documents and do any other things necessary to carry out the intent of this Agreement.

8.3.	Assignment

Neither party may assign this Agreement or any interest herein without the prior written consent of the other, which consent may be arbitrarily withheld.

8.4.	Time of the Essence

Time is of the essence of this Agreement.

8.5.	Enurement

This Agreement will be binding on and enure to the benefit of the Borrower, the Lender, and their respective heirs, executors, administrators, successors, and permitted assigns.

8.6.	Independent Legal Advice

The Lender acknowledges that Boughton Law Corporation is the solicitor of the Borrower only and is not protecting the rights or interests of the Lender. The Lender acknowledges and agrees that the Borrower and Boughton Law Corporation have given the Lender adequate opportunity to seek, and have recommended that the Lender seek and obtain, independent legal advice with respect to the subject matter of this Agreement and for the purpose of ensuring his rights and interests are protected. The Lender represents and warrants to the Borrower and to Boughton Law Corporation that the Lender has sought independent legal advice or consciously chosen not to do so with full knowledge of the risks associated with not obtaining such independent legal advice. The Lender acknowledges that he has read and understood this provision of this Agreement and indicates so by signing this Agreement.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date on page 1 of this Agreement.

NIOCORP DEVELOPMENTS LTD.

Per:	/s/ John Ashburn
Authorized Signatory

Signed, sealed and delivered by	)
MARK SMITH in the presence of:	)
)
Cathy J. Savoie	)
Name	)
)
7000 S Yosemite St 3115)		/s/ Mark A Smith
Address	)	MARK SMITH
)
Centennial, CO 80112)
)
)
Exec Admin	)
Occupation

SCHEDULE “A”

GENERAL SECURITY AGREEMENT

THIS SECURITY AGREEMENT made June 17, 2015.

FROM:

NIOCORP DEVELOPMENTS LTD., a corporation incorporated under the laws of British Columbia with an office at 7000 South Yosemite Street, Suite 115, Centennial, CO, USA 80112

(the “Debtor”)

TO:

MARK SMITH, businessman of Highlands Ranch, CO, USA 80126

(the “Secured Party”)

FOR VALUE RECEIVED, the Debtor covenants, agrees, warrants, represents, acknowledges, and confirms to and with the Secured Party and creates and grants the mortgages, charges, transfers, assignments, and security interests as follows:

1.	Security Interest

As security for the payment and performance of the Obligations (as defined in paragraph 3), the Debtor, subject to the exceptions set out in paragraph 2, does:

1.1        Grant to the Secured Party a security interest in, and mortgages, charges, transfers and assigns absolutely, all of the Debtor’s present and after acquired personal property, and all personal property in which the Debtor has rights, of whatever nature or kind and wherever situate, including, without limitation, all of the following now owned or in future owned or acquired by or on behalf of the Debtor:

(a)	all goods, including:

(i)	all inventory of whatever kind and wherever situate, including, without limitation, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in progress, finished goods, returned goods, repossessed goods, and all packaging materials, supplies, and containers relating to or used or consumed in connection with any of the foregoing (collectively the “Inventory”);

(ii)	all equipment of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, fixtures, furniture, furnishings, chattels, motor vehicles, vessels, and other tangible personal property of whatever nature or kind (collectively the “Equipment”);

(b)	all book accounts and book debts and generally all accounts, debts, dues, claims, choses in action, and demands of every nature and kind however arising or secured including letters of credit and advices of credit, which are now due, owing, or accruing, or growing due to, or owned by, or which may in future become due, owing, or accruing, or growing due to, or owned by the Debtor (the “Accounts”);

(c)	all contractual rights, insurance claims, licences, goodwill, patents, trademarks, trade names, copyrights, and other industrial or intellectual property of the Debtor or in which the Debtor has an interest, all other choses in action of the Debtor of every kind which now are, or which may in future be, due or owing to or owned by the Debtor, and all other intangible property of the Debtor which is not Accounts, Chattel Paper, Instruments, Documents of Title, Investment Property, or Money;

(d)	all Money;

(e)	all property described in any Schedule (excluding Schedule “A”) now or at any time in future annexed to this Agreement or agreed to form part of this Agreement;

(f)	the undertaking of the Debtor;

(g)	all Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, and Investment Property now owned or in future owned or acquired by or on behalf of the Debtor (including those returned to or repossessed by the Debtor) and all other goods of the Debtor that are not Equipment, Inventory, or Accounts;

(h)	all proceeds, renewals, and accretions, and substitutions of any of the foregoing; and

(i)	all deeds, documents, writings, papers, books of account, and other books and electronically recorded data relating to any of the foregoing or by which any of the foregoing is or may in future be secured, evidenced, acknowledged, or made payable.

1.2       Charge as and by way of a floating charge to and in favour of the Secured Party, and grant to the Secured Party a security interest, mortgage, and charge in and to:

(a)	all the Debtor’s right, title, and interest in and to all its presently owned or held and after acquired or held real, immovable, and leasehold property and all interests therein, and all easements, rights-of-way, privileges, benefits, licences, improvements, and rights whether connected therewith or appurtenant thereto or separately owned or held, including all structures, plant, and other fixtures (collectively “Real Property”); and

(b)	all property, assets, and undertakings of the Debtor, both present and future, of whatever nature or kind and wherever situate, and all Proceeds thereof and therefrom,

other than any of its property, assets, and undertakings otherwise validly and effectively subject to the charges and security interests in favour of the Secured Party created under paragraph 1.1 of this Agreement. This charge attaches immediately upon the Debtor acquiring any rights in any of that property.

1.3        Mortgage and charge as and by way of a fixed and specific charge to and in favour of the Secured Party, and assign and transfer to the Secured Party and grant to the Secured Party, by way of mortgage, charge, assignment, and transfer, a security interest in all of the Debtor’s right, title, and interest, both present and future, in and to all of its presently owned or held and after acquired or held property which:

(a)         is or in future becomes a fixture, or

(b)         constitutes a licence, quota, permit or other similar right or benefit, or crops.

1.4       The mortgages, charges, assignments, transfers, and security interests created or granted under paragraphs 1.1, 1.2, and 1.3 of this Agreement are collectively called the “Security Interest”, and all property, assets, interests, and undertakings (including Proceeds) subject to the Security Interest or otherwise charged or secured by this Agreement or expressed to be charged, assigned or transferred, or secured by any instruments supplemental to this Agreement or in implementation of this Agreement are collectively called the “Collateral”.

2.	Exceptions and Definitions

The Security Interest granted by this Agreement shall not extend or apply to and the Collateral shall not extend to the last day of the term of any lease or agreement to lease real property, but upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign and dispose thereof as the Secured Party shall direct.

The terms “Chattel Paper”, “Document of Title”, “Equipment”, “Consumer Goods”, “Instrument”, “Intangible”, “Investment Property”, “Proceeds”, “Inventory”, “Accessions”, “Money”, “financing statement”, “financing change statement”, “verification statement” and “control” shall, unless otherwise defined in this Agreement or otherwise required by the context, be interpreted according to their respective meanings as set out in the British Columbia Personal Property Security Act, as amended.

Any reference in this Agreement to “Collateral” shall, unless the context otherwise requires, be deemed a reference to “Collateral or any part thereof”. The Collateral shall not include consumer goods of the Debtor.

The term “Proceeds”, whenever used and interpreted as above, shall by way of example include trade-ins, equipment, cash, bank accounts, notes, chattel paper, goods, contract rights, accounts, and any other personal property or obligation received when such collateral or proceeds are sold, exchanged, collected, or otherwise disposed of. The term “licence” means any licence or similar right at any time owned or held by the Debtor including without limitation a “licence” as defined in the Act, and the meaning of the term “crops” whenever used in this Agreement includes but is not limited to “crops” as defined in the Act.

3.	Obligations Secured

This Agreement and the Security Interest are in addition to and not in substitution for any other security interest now or in future held by the Secured Party from the Debtor or from any other person and shall be general and continuing security for the payment of all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), present or future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wherever and however incurred, and any ultimate balance thereof, including all advances on current or running account and all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again, and whether the Debtor be bound alone or with another or others, and whether as principal or surety, and for the performance and satisfaction of all obligations of the Debtor to the Secured Party, whether or not contained in this Agreement, and whether the Debtor be bound alone or with another or others (all of which indebtedness, liability, and obligations are collectively the “Obligations”).

4.	Prohibitions

Without the prior written consent of the Secured Party, the Debtor shall not and shall not have power to:

(a)	grant, create, or permit to be created any security interest in, charge, encumbrance, or lien over, or claim against any of its property, assets, or undertakings that rank or could rank in priority to or pari passu with the Security Interest;

(b)	grant, sell, or otherwise assign its Chattel Paper; or

(c)	issue or have outstanding at any time any secured or unsecured bonds, debentures, debenture stock, or other evidences of indebtedness of the Debtor or of any predecessor in title of the Debtor issued under a trust deed or other instrument running in favour of a trustee.

5.	Attachment

The Debtor acknowledges and confirms that:

(a)	there is no intention to delay the time of attachment of the Security Interest created by this Agreement, and the Security Interest shall attach at the earliest time permissible under the laws governing this Agreement;

(b)	that value has been given; and

(c)	that the Debtor has (or in the case of any after acquired property, will have at the time of acquisition) rights in the Collateral.

6.	Representations and Warranties

6.1	The Debtor represents and warrants to the Secured Party that:

(a)	if the Debtor is a company or a partnership, this Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) or of the partners, as the case may be, of the Debtor, and that all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement, and the performance of the Debtor’s obligations hereunder, legal, valid, and binding;

(b)	the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens, and claims, save only the charges or security interests, if any, shown in any schedule to this Agreement and those consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Agreement;

(c)	where the Collateral includes Accounts, Chattel Paper, or Instruments, each is enforceable in accordance with its terms against the party obligated thereunder, and that the Debtor has fully and accurately disclosed to the Secured Party the amount owing thereunder and any other relevant information concerning liability for payment thereunder;

(d)	where the Collateral includes investment property, the Debtor has not given control of the investment property to any person;

(e)	for goods constituting Collateral, the Debtor has in this Agreement or elsewhere fully and accurately disclosed to the Secured Party the locations thereof and of the business operations and records of the Debtor.

6.2       All representations and warranties given by the Debtor under a loan agreement (the “Loan Agreement”) between the Secured Party and the Debtor dated June 17, 2015 shall form representations and warranties of this Agreement and this Agreement shall be read and construed to include such representations and warranties.

7.	Covenants of the Debtor

7.1       The Debtor covenants with the Secured Party that at all times while this Agreement remains in effect the Debtor shall:

(a)	defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

(b)	fully and effectually maintain and keep maintained the validity and effectiveness of the Security Interest;

(c)	maintain the Collateral in good order and repair;

(d)	forthwith pay:

(i)	all taxes, assessments, rates, duties, levies, government fees, claims, dues and other charges of every nature that may be lawfully levied, assessed, or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and shall furnish such security as the Secured Party may require; and

(ii)	all security interests, charges, encumbrances, liens and claims that rank or could in any event rank in priority to the Security Interest, other than the charges or security interests, if any, shown in any Schedule to this Agreement and those consented to in writing by the Secured Party;

(e)	forthwith reimburse and indemnify the Secured Party for all costs, charges, expenses, and legal fees and disbursements that may be incurred by the Secured Party in:

(i)	inspecting the Collateral;

(ii)	negotiating, preparing, perfecting, and registering this Agreement or notice of it and other documents, whether or not relating to this Agreement;

(iii)	investigating title to the Collateral;

(iv)	taking, recovering, keeping possession of, and insuring the Collateral; and

(v)	all other actions and proceedings taken in connection with the preservation of the Collateral and the enforcement of this Agreement and of any other Security Interest held by the Secured Party as security for the Obligations;

(f)	at the Secured Party’s request at any time and from time to time, execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the Security Interest in favour of the Secured Party upon any of the Collateral;

(g)	notify the Secured Party promptly of

(i)	any change in the information contained in this Agreement relating to the Debtor, its address, its business, or the Collateral, including without limitation any change of name or address of the Debtor and any change in location of any Collateral;

(ii)	the details of any material acquisition of Collateral;

(iii)	any material loss or damage to the Collateral;

(iv)	any material default by any account debtor in payment or other performance of his or her obligations to the Debtor with respect to any Accounts;

(v)	the return to or repossession by the Debtor of the Collateral where such return or repossession of the Collateral is material in relation to the business of the Debtor; and

(vi)	the details of any claims or litigation affecting the Debtor or the Collateral;

(h)	prevent the Collateral, other than Inventory sold, leased, or otherwise disposed of as permitted by this Agreement, from being or becoming an accession to other property not covered by this Agreement;

(i)	permit the Secured Party and its representatives, at all reasonable times, access to all its property, assets, and undertakings and to all its books of account and records for the purpose of inspection, and render all assistance necessary for such inspection; and

(j)	deliver to the Secured Party from time to time promptly upon request:

(i)	any Documents of Title, Instruments, certificated Securities, and Chattel Paper constituting, representing, or relating to Collateral;

(ii)	all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists, and other writings relating to the Collateral for the purpose of inspecting, auditing, or copying;

(iii)	account control agreements in respect of Investment Property, in form and substance satisfactory to the Secured Party;

(iv)	all financial statements prepared by or for the Debtor regarding the Debtor’s business;

(v)	all policies and certificates of insurance relating to the Collateral; and

(vi)	any information concerning the Collateral, the Debtor, and the Debtor’s business and affairs as the Secured Party may reasonably require;

(k)	carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor’s business as well as accurate and complete records concerning the Collateral;

(l)	where the Collateral is Investment Property, shall prevent any party other than the Secured Party from having control;

(m)	observe and perform the additional covenants, if any, set out in any schedule attached to this Agreement.

7.2         The Debtor covenants that at all times while this Agreement remains in effect, without the prior written consent of the Secured Party, it shall not

(a)	declare or pay any dividends;

(b)	purchase or redeem any of its shares or otherwise reduce its share capital;

(c)	become guarantor of any obligation; or

(d)	become an endorser of any obligation or otherwise become liable upon any note or other obligation other than bills of exchange deposited to any bank accounts of the Debtor.

7.3	Except as provided in this Agreement, without the prior written consent of the Secured Party, the Debtor shall not

(a)	sell, lease, or otherwise dispose of the Collateral;

(b)	release, surrender, or abandon possession of the Collateral; or

(c)	move or transfer the Collateral from the jurisdiction or jurisdictions in which the Security Interest has been perfected.

7.4       Provided that the Debtor is not in default under this Agreement, at any time without the consent of the Secured Party the Debtor may lease, sell, license, consign, or otherwise deal with items of Inventory in the ordinary course of its business and for the purposes of carrying on its business.

7.5       The Debtor covenants that to the extent that any monies, credit, or other consideration provided by the Secured Party has enabled the Debtor to purchase or acquire rights in any personal property or assets, the Security Interest is and shall remain a purchase money security interest.

8.	Insurance

8.1	The Debtor covenants that at all times while this Agreement is in effect the Debtor shall:

(a)	maintain or cause to be maintained insurance on the Collateral with an insurer, of kinds, for amounts and payable to such person or persons, all as the Secured Party may require, and in particular but without limitation maintain insurance on the Collateral to its full insurable value against loss or damage by fire including extended coverage endorsement, and in the case of motor vehicles and other mobile Collateral, maintain insurance against theft;

(b)	cause the insurance policy or policies required under this Agreement to be assigned to the Secured Party and have as part thereof a standard mortgage clause or a mortgage endorsement, as appropriate; and

(c)	pay all premiums in connection with such insurance, and deliver all such policies to the Secured Party, if it so requires.

8.2       If proceeds of any insurance required under this Agreement become payable, the Secured Party may, in its absolute discretion, apply those proceeds to such part or parts of the Obligations as the Secured Party may see fit, or the Secured Party may release any such insurance proceeds to the Debtor for the purpose of repairing, replacing, or rebuilding, but any release of insurance proceeds to the Debtor shall not operate as a payment on account of the Obligations or in any way affect this Agreement.

8.3       The Debtor shall forthwith, on the happening of loss or damage to the Collateral, notify the Secured Party thereof and furnish to the Secured Party at the Debtor’s expense any necessary proof and do any necessary act to enable the Secured Party to obtain payment of the insurance proceeds, but nothing contained in this Agreement shall limit the Secured Party’s right to submit to the insurer a proof of loss on its own behalf.

8.4       The Debtor irrevocably authorizes and directs the insurer under any policy of insurance required under this Agreement to include the name of the Secured Party as a loss payee on any cheque or draft that may be issued with respect to a claim under and by virtue of such insurance, and the production by the Secured Party to any insurer of a certified copy of this Agreement shall be its full and complete authority for so doing.

8.5       If the Debtor fails to maintain insurance as required by this Agreement, the Secured Party may, but shall not be obliged to, maintain or effect such insurance coverage, or so much thereof as the Secured Party considers necessary for its protection.

9.	Use and Verification of Collateral

Subject to compliance with the Debtor’s covenants contained in this Agreement and compliance with paragraph 11 of this Agreement, the Debtor may, until default, possess, operate, collect, use and enjoy, and deal with the Collateral in the ordinary course of the Debtor’s business in any manner not inconsistent with the provisions of this Agreement; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate. The Debtor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith, and for such purpose to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Debtor.

10.       Investment Property

If Collateral at any time includes Investment Property, the Debtor authorizes the Secured Party to transfer the same or any part of it into its own name or that of its nominee(s) so that the Secured Party or its nominee(s) may appear on record as the sole owner of it; or has sole rights to it, as applicable; provided that, until default, the Secured Party shall deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Investment Property. After default, the Debtor waives all rights to receive any notices or communications received by the Secured Party or its nominee(s) as such registered owner and agrees that no proxy issued by the Secured Party to the Debtor or its order as aforesaid shall thereafter be effective.

11.       Collection of Debts

Before or after default under this Agreement, without notice to the Debtor, the Secured Party may notify all or any account debtors of the Debtor of the Security Interest and may also direct such account debtors to make all payments on Collateral to the Secured Party. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from account debtors, whether before or after notification of this Security Interest to account debtors, and whether before or after default under this Agreement, shall be received and held by the Debtor in trust for the Secured Party and shall be turned over to the Secured Party upon request. This includes interest on deferred payment contracts, and the payments themselves, and lease payments, if any.

12.       Income from and Interest on Collateral

12.1     Until default, the Debtor reserves the right to receive any money constituting income from or interest on Collateral and if the Secured Party receives any such money before default, the Secured Party shall either credit that money against the Obligations or pay it promptly to the Debtor.

12.2     After default, the Debtor shall not request or receive any money constituting income from or interest on Collateral and if the Debtor receives any such money in any event, the Debtor shall hold that money in trust for the Secured Party and shall pay it promptly to the Secured Party.

13.       Increases, Profits, Payments, or Distributions

13.1     Whether or not default has occurred, the Debtor authorizes the Secured Party

(a)	to receive any increase in or profits on the Collateral (other than money) and to hold the same as part of the Collateral. Money so received shall be treated as income for the purposes of paragraph 12 of this Agreement and dealt with accordingly, and

(b)	to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of Collateral; to surrender such Collateral in exchange therefor; and to hold any such payment or distribution as part of Collateral.

13.2     If the Debtor receives any such increase or profits (other than money) or payments or distributions, the Debtor shall deliver the same promptly to the Secured Party to be held by the Secured Party as provided in this Agreement.

14.       Disposition of Monies

Subject to any applicable requirements of the Act, all monies collected or received by the Secured Party under or in exercise of any right it possesses with respect to Collateral shall be applied on account of the Obligations in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party under this Agreement, and any surplus shall be accounted for as required by law.

15.       Performance of Obligations

If the Debtor fails to perform any of its obligations under this Agreement, the Secured Party may, but shall not be obliged to, perform any or all of those obligations without prejudice to any other rights and remedies of the Secured Party under this Agreement, and any payments made and any costs, charges, expenses, and legal fees and disbursements (on a solicitor and own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Obligations and such amounts shall be secured by this Agreement and rank prior to all claims subsequent to this Agreement.

16.       Default

16.1 Unless waived by the Secured Party, it shall be an event of default (“default”) under this Agreement and the security constituted by this Agreement shall immediately become enforceable if:

(a)	any term, covenant, or representation of this Agreement is breached or if default occurs under the Loan Agreement, if any; or

(b)	any amount owed to the Secured Party is not paid when due; or

(c)	the Debtor defaults or threatens to default in payment when due or performance of any of the Obligations; or

(d)	the Debtor or any guarantor of the Debtor declares itself to be insolvent, makes an assignment for the benefit of its creditors, is declared bankrupt, declares bankruptcy, makes a proposal, or otherwise takes advantage of provisions under the Bankruptcy and Insolvency Act, the Companies Creditors’ Arrangement Act, or similar legislation in any jurisdiction, or fails to pay its debts generally as they become due; or

(e)	a receiver or receiver-manager is appointed; or

(f)	the Debtor ceases to carry on all or a substantial part of its business; or

(g)	distress, execution, or seizure of any of the Collateral occurs; or

(h)	if the Debtor is a corporation, there is a change of voting control without the Secured Party’s consent; or

(i)	the Debtor changes its name or amalgamates or merges without the Secured Party’s consent; or

(j)	the Debtor allows any hazardous materials to be brought upon any lands or premises occupied by the Debtor; or

(k)	the Secured Party in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of the Obligations is impaired or that any of the Collateral is or is about to be placed in jeopardy.

16.2     In accordance with the British Columbia Property Law Act, the doctrine of consolidation applies to this Agreement.

16.3     It shall be an event of default under this Agreement and the security constituted by this Agreement shall immediately become enforceable if any term, covenant, or representation in any other agreement, contract, or other commitment of the Debtor to the Secured Party is breached or if default should occur under the same.

17.       Acceleration

The Secured Party, in its sole discretion, may declare all or any part of the Obligations that are not by their terms payable on demand to be immediately due and payable in the event of any default, or, in the absence of default, if the Secured Party considers or deems itself insecure or that the Collateral is in jeopardy. The provisions of this paragraph do not and are not intended to affect in any way any rights of the Secured Party with respect to any Obligations that may now or in future be payable on demand.

18.       Enforcement

18.1 Upon any default under this Agreement, the security constituted by this Agreement shall immediately become enforceable, and any floating charge will immediately attach the Real Property and Collateral. To enforce and realize on the security constituted by this Agreement, the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular, but without limiting the generality of the foregoing, the Secured Party may do any of the following:

(a)	appoint by instrument a receiver, receiver and manager, or receiver-manager (the person so appointed is called the “Receiver”) of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

(b)	enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents, and its servants from those premises, without becoming liable as a mortgagee in possession;

(c)	preserve, protect, and maintain the Collateral and make such replacements and repairs and additions as the Secured Party may deem advisable;

(d)	sell, lease, or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained, and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale, lease, or other disposition is on credit, the Debtor shall not be entitled to be credited with the proceeds of any such sale, lease, or other disposition until the monies therefor are actually received; and

(e)	exercise all of the rights and remedies of a secured party under the Act.

18.2     A Receiver appointed under this Agreement shall be the agent of the Debtor and not of the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence or nonfeasance on the part of any Receiver, its servants, agents, or employees. A Receiver shall, to the extent permitted by law or to such lesser extent permitted by its appointment, have all the powers of the Secured Party under this Agreement, and in addition shall have power to carry on the business of the Debtor and for such purpose to enter upon, use, and occupy all premises owned or occupied by the Debtor in which Collateral may be situate, maintain Collateral upon such premises, use, Collateral directly or indirectly in carrying on the Debtor’s business, and from time to time borrow money either unsecured or secured by a security interest in any of the Collateral.

18.3     Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Agreement, all amounts realized from the disposition of Collateral under this Agreement shall be applied as the Secured Party, in its absolute discretion, may direct or as follows:

(a)	in payment of all costs, charges, and expenses (including legal fees and disbursements on a solicitor and own client basis) incurred by the Secured Party in connection with or incidental to

(i)	the exercise by the Secured Party of all or any of the powers granted to it under this Agreement; and

(ii)	the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it under this Agreement, including the Receiver’s reasonable remuneration and all outgoings properly payable by the Receiver excluding the Receiver’s borrowings;

(b)	in payment of any sum or sums borrowed by the Receiver from the Secured Party and interest thereon if such sum or sums are secured by the Collateral;

(c)	in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Obligations;

(d)	in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Obligations;

(e)	in or toward payment of any sum or sums borrowed by the Receiver from any financial institution, corporation, or person other than the Secured Party, and interest thereon if such sum or sums are secured by the Collateral.

Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus shall be paid to the Debtor.

18.4     The Debtor agrees that the Secured Party may exercise its rights and remedies under this Agreement immediately upon default, except as may be otherwise provided in the Act, and the Debtor expressly confirms that, except as may be otherwise provided in this Agreement or in the Act, the Secured Party has not given any covenant, express or implied, and is under no obligation to allow the Debtor any period of time to remedy any default before the Secured Party exercises its rights and remedies under this Agreement.

19.        Deficiency

If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full, the Debtor shall pay to the Secured Party the amount of such deficiency immediately upon demand for the same.

20.       Rights Cumulative

All rights and remedies of the Secured Party set out in this Agreement are cumulative, and no right or remedy contained in this Agreement is intended to be exclusive but each shall be in addition to every other right or remedy contained in this Agreement or in any existing or future security agreement or now or in future existing at law, in equity or by statute, or under any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

21.       Liability of Secured Party

The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as provided in this Agreement, nor shall the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe, or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor, nor shall the Secured Party, in the case of Investment Property, Instruments, or Chattel Paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Debtor waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than as contained in this paragraph.

22.       Appointment of Attorney and Deed

22.1     The Debtor irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse, or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances, or consents that the Debtor is obliged to sign, endorse, or execute, and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, under this Agreement.

22.2     Whether or not the Debtor attaches its corporate seal, if a corporation, this Agreement is intended to be and is deemed to be a deed given under seal.

23.       Accounts

Notwithstanding any other provision of this Agreement, the Secured Party may collect, realize, sell, or otherwise deal with the Accounts or any part of them in such manner, upon such terms and conditions, and at such time or times, whether before or after default, as may seem to it advisable, and without notice to the Debtor, except in the case of disposition after default and then subject to the provisions of Part 5 of the Act. All monies or other forms of payment received by the Debtor in payment of any Account shall be received and held by the Debtor in trust for the Secured Party.

24.       Appropriation of Payments

Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

25.       Liability to Advance

None of the preparation, execution, perfection, and registration of this Agreement or notice of this Agreement or the advance of any monies shall bind the Secured Party to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

26.       Waiver

The Secured Party may from time to time and at any time waive in whole or in part any right, benefit, or default under any paragraph of this Agreement but any such waiver of any right, benefit, or default on any occasion shall be deemed not to be a waiver of any such right, benefit, or default thereafter, or of any other right, benefit or default, as the case may be, and no delay or omission by the Secured Party in exercising any right or remedy under this Agreement or with respect to any default shall operate as a waiver thereof or of any other right or remedy.

27.       Notice

Any notice, demand, or other communication required or permitted to be given under this Agreement shall be effectually made or given if delivered by hand, prepaid private courier or by electronic transmission to the address of each party set out below:

To	the Debtor: NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115, Centennial, CO, USA 80112 jashburn@niocorp.com Attention: John Ashburn

To the Secured Party:	Mark Smith
418 E. Fairchild Dr., Highlands Ranch, CO, USA 80126 msmith@niocorp.com or to such other address or email address as either party may designate in the manner set out above. Any notice, demand, or other communication shall be deemed to have been given and received on the day of prepaid private courier delivery or facsimile transmission.

28.       Extensions

The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of the Security Interest, and otherwise deal with the Debtor, account debtors of the Debtor, sureties, and others and with the Collateral, the Security Interest, and other security interests as the Secured Party sees fit without prejudice to the liability of the Debtor or the Secured Party’s right to hold and realize on the security constituted by this Agreement.

29.       No Merger

This Agreement shall not operate to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, mortgage, contract, promissory note, bill of exchange, or security interest of any form held or which may in future be held by the Secured Party from the Debtor or from any other person. The taking of a judgment with respect to any of the Obligations shall not operate as a merger of any of the covenants contained in this Agreement.

30.        Assignment

The Secured Party may, without further notice to the Debtor, at any time assign, transfer, or grant a security interest in this Agreement and the Security Interest. The Debtor expressly agrees that the assignee, transferee, or secured party, as the case may be, shall have all of the Secured Party’s rights and remedies under this Agreement, and the Debtor shall not assert any defence, counterclaim, right of setoff, or otherwise with respect to any claim that the Debtor now has or in future acquires against the Secured Party in any action commenced by such assignee, transferee, or secured party, as the case may be, and shall pay the Obligations to the assignee, transferee, or secured party, as the case may be, as the Obligations become due.

31.       Satisfaction and Discharge

Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Secured Party, shall be deemed not to be a redemption or discharge of this Agreement. The Debtor shall be entitled to a release and discharge of this Agreement upon full payment and satisfaction of all Obligations and upon written request by the Debtor and payment to the Secured Party of all costs, charges, expenses, and legal fees and disbursements (on a solicitor and own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

32.       Enurement

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, personal representatives, successors, and permitted assigns.

33.       Interpretation

33.1      In this Agreement:

(a)	“Debtor” and the personal pronoun “it” or “its” and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used, depending upon whether the Debtor is one or more individuals, corporations, or partnerships and, if more than one, shall apply to and be binding upon each of them jointly and severally;

(b)	“Act” means the British Columbia Personal Property Security Act and all regulations thereunder as amended;

33.2     Words and expressions used in this Agreement that have been defined in the Act shall be interpreted in accordance with their respective meanings given in the Act, whether expressed in this Agreement with or without initial capital letters and whether in the singular or the plural, unless otherwise defined in this Agreement or unless the context otherwise requires, and, wherever the context so requires, in this Agreement the singular shall be read as if the plural were expressed, and vice-versa, and the provisions of this Agreement shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm, or corporation.

33.3     Should any provision of this Agreement be declared or held invalid or unenforceable in whole or in part or against or with respect to the Debtor by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of any or all of the remaining provisions of this Agreement, which shall continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

33.4     The headings of the paragraphs of this Agreement have been inserted for reference only and do not define, limit, alter, or enlarge the meaning of any provision of this Agreement.

33.5     This Agreement shall be governed by the laws of British Columbia.

34.        Miscellaneous

34.1      The Debtor authorizes the Secured Party to file such financing statements, financing change statements, and other documents, and do such acts, matters, and things as the Secured Party may deem appropriate, to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral, and to realize upon the Security Interest.

34.2       The Debtor waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Debtor is any way liable and, subject to the provisions of the Act, notice of any other action taken by the Secured Party.

34.3      The Debtor covenants that it shall not amalgamate with any other company or entity without first obtaining the written consent of the Secured Party. The Debtor acknowledges and agrees that if it amalgamates with any other company or companies, then it is the intention of the parties that the term “Debtor” when used in this Agreement shall apply to each of the amalgamating companies and to the amalgamated company, so that the Security Interest granted by this Agreement:

(a)	shall extend to “Collateral” (as that term is defined in this Agreement) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any “Collateral” owned or acquired by the amalgamated company thereafter, and

(b)	shall secure the “Obligations” (as that term is defined in this Agreement) of each of the amalgamating companies and the amalgamated company to the Secured Party at the time of amalgamation and any “Obligations” of the amalgamated company to the Secured Party arising thereafter. The Security Interest shall attach to “Collateral” owned by each company amalgamating with the Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any “Collateral” thereafter owned or acquired by the amalgamated company when that Collateral becomes owned or is acquired.

34.4      The Debtor authorizes the Secured Party to provide a copy of this Agreement and such other information and documents specified under the Act to any person entitled under the Act to demand and receive them.

35.       Copy of Agreement and Financing Statement

The Debtor

(a)	acknowledges receiving a copy of this Agreement, and

(b)	waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement, or verification statement filed, issued, or obtained at any time in respect of this Agreement.

IN WITNESS WHEREOF the Debtor has executed this Agreement on the date indicated below.

Execution Date
Officer Certification /s/ Cathy Savoie	Y 15	M 06	D 17	NIOCORP DEVELOPMENTS LTD. its authorized signatory: /s/ John F. Ashburn Jr Name: John F. Ashburn Jr.

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public, or other person authorized by the Evidence Act, R.S.B.C. 1996, c. 124, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the Land Title Act as they pertain to the execution of this instrument.

SCHEDULE “A”

EXISTING CHARGES ON THE ASSETS OF THE DEBTOR

Page:    1

	BC OnLine: PPRS SEARCH RESULT	2015/06/17
Lterm: XPSP0054	For: PC82661 BOUGHTON LAW CORPORATION	10:44:11

Index: BUSINESS DEBTOR

Search Criteria:   NIOCORP DEVELOPMENTS

***************************************	P P S A S E C U R I T Y A G R E E M E N T	***************************************

Reg. Date: JAN 18, 2010	Reg. Length: 5 YEARS
Reg. Time: 09:26:24	Expiry Date: JAN 18, 2018
Base Reg. #: 366910F	Control #: B9765130

*** Expiry date includes subsequent registered renewal(s).

This registration was selected and included for your protection because of close proximity to your search criteria.

Block#

S0001      Secured Party:    THE TORONTO-DOMINION BANK - 94060

700 W GEORGIA 2 FL BOX 10001

VANCOUVER BC V7Y 1A2

D0001      Base Debtor:     BUTLER RESOURCE CORP.

(Business)    789 W PENDER ST., SUITE 1128

      VANCOUVER BC V6C 1H2

     General Collateral:

ALL PRESENT AND AFTER ACQUIRED ACCOUNTS, MONIES, DEPOSITS FROM TIME TO TIME ON DEPOSIT IN THE NAME OF THE DEBTOR OR OWED TO THE DEBTOR BY THE SECURED PARTY OR TD MORTGAGE CORPORATION OR TD PACIFIC MORTGAGE CORPORATION, OR CANADA TRUSTCO MORTGAGE COMPANY OR THE CANADA TRUST COMPANY OR OTHER SUBSIDIARY OR AFFILIATE OF THE SECURED PARTY AND IN THE DEBTORS RIGHTS IN AND TO THOSE ACCOUNTS, MONIES, DEPOSITS AND PROCEEDS THEREOF.

Registering

   Party:     THE TORONTO-DOMINION BANK - 94060

   700 W GEORGIA 2 FL BOX 10001

   VANCOUVER BC V7Y 1A2

A M E N D M E N T / 0 T H E R C H A N G E

Reg. #: 527890F	Reg. Date: APR 28, 2010
Reg. Time: 09:05:06
Control #: B9930499

Base Reg. Type: PPSA SECURITY AGREEMENT

Base Reg. #: 366910F	Base Reg. Date: JAN 18, 2010

Details Description:

 ADD ONE DEBTOR - QUANTUM RARE EARTH DEVELOPMENTS CORP.

Block#

*** ADDED ***

D0002	Bus. Debtor: QUANTUM RARE EARTH DEVELOPMENTS CORP.
789 WEST PENDER ST SUITE 1128 VANCOUVER BC V6C 1H2

Continued on Page     2

Search Criteria: NIOCORP DEVELOPMENTS	Page: 2

Registering
Party:	CANADIAN SECURITIES REGISTRATION
SYSTEMS
4126 NORLAND AVENUE
BURNABY BC V5G 3S8

*** Name/Address Changed on May 7, 2012 to:

Registering
Party:	D & H LIMITED PARTNERSHIP
4126 NORLAND AVENUE, SUITE 201
BURNABY BC V5G 3S8

A M E N D M E N T / 0 T H E R C H A N G E

Reg. #: 243818H	Reg. Date: MAR 19, 2013 Reg. Time: 09:56:28 Control #: D1688744

Base Reg. Type: PPSA SECURITY AGREEMENT

Base Reg. #: 366910F	Base Reg. Date: JAN 18, 2010

Details Description:

   ADD DEBTOR.

Block#

*** ADDED ***

=D0003 Bus. Debtor:	NIOCORP DEVELOPMENTS LTD.
1050 WEST PENDER ST SUITE 1510
VANCOUVER BC V6E 3S7

Registering
Party:	D & H LIMITED PARTNERSHIP
4126 NORLAND AVENUE, SUITE 201
BURNABY BC V5G 3S8

A M E N D M E N T / 0 T H E R C H A N G E

Reg. #: 249844H	Reg. Date: MAR 20, 2013
Reg. Time: 16:05:08
Control #: D1694907

Base Reg. Type: PPSA SECURITY AGREEMENT

Base Reg. #: 366910F	Base Reg. Date: JAN 18, 2010

  Details Description:

    ADD DEBTOR

 Block#

*** ADDED ***

D0004 Bus. Debtor:	NIOCORP DEVELOPMENTS LTD.
789 WEST PENDER ST SUITE 1128

VANCOUVER BC     V6C     1H2

Registering

Party:	D & H LIMITED PARTNERSHIP 4126 NORLAND AVENUE, SUITE 201 BURNABY BC V5G 3S8

Continued on Page 3

Search Criteria: NIOCORP DEVELOPMENTS	Page: 3

R E N E W A L

Reg. #:	358456I	Reg. Date:	DEC 23, 2014
Reg. Life #:	3 YEARS	Reg. Time:	13:08:23
		Control #:	D2831501

Base Reg. Type: PPSA SECURITY AGREEMENT

Base Reg. #	: 366910F	Base Reg. Date:	JAN 18, 2010

Registering

Party:	D & H LIMITED PARTNERSHIP 4126 NORLAND AVENUE, SUITE 201 BURNABY BC V5G 3S8

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *	P P S A S E C U R I T Y A G R E E M E N T	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Reg. Date:	MAY 21, 2014	Reg. Length:	6 YEARS
Reg. Time:	09:09:41	Expiry Date:	MAY 21, 2020
Base Reg. #:	965259H	Control #:	D2428615

This registration was selected and included for your protection because of close proximity to your search criteria.

Block#

S0001	Secured Party:	ROYNAT INC.
SUITE 1500, 4710 KINGSWAY ST. BURNABY BC V5H 4M2

=D0001	Base Debtor:	NIOCORP DEVELOPMENTS LTD.
	(Business)	1510 - 1050 WEST PENDER ST VANCOUVER BC V6E3T4

General Collateral:

COPIER(S) TOGETHER WITH ALL ATTACHMENTS ACCESSORIES ACCESSIONS REPLACEMENTS SUBSTITUTIONS ADDITIONS AND IMPROVEMENTS THERETO AND ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY SALE AND OR DEALINGS WITH THE COLLATERAL AND A RIGHT TO AN INSURANCE PAYMENT OR OTHER PAYMENT THAT INDEMNIFIES OR COMPENSATES FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL

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Some, but not all, tax liens and other Crown claims are registered at the Personal Property Registry (PPR) and if registered, will be displayed on this search result. HOWEVER, it is possible that a particular chattel is subject to a Crown claim that is not registered at the PPR. Please consult the Miscellaneous Registrations Act, 1992 for more details. If you are concerned that a particular chattel may be subject to a Crown claim not registered at the PPR, please consult the agency administering the type of Crown claim.

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